                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-63685



[MORGAN STANLEY LOGO OMITTED]


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Morgan Stanley Capital Opportunities Trust

A mutual fund that seeks long-term capital appreciation

                                                   Prospectus | January 30, 2003















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           Contents



 The Fund                  INVESTMENT OBJECTIVE ...........................1

                           PRINCIPAL INVESTMENT STRATEGIES ................1

                           PRINCIPAL RISKS ................................1

                           PAST PERFORMANCE ...............................

                           FEES AND EXPENSES ..............................4

                           ADDITIONAL INVESTMENT STRATEGY INFORMATION .....5

                           ADDITIONAL RISK INFORMATION ....................5

                           FUND MANAGEMENT ................................6


 Shareholder Information   PRICING FUND SHARES ............................7

                           HOW TO BUY SHARES ..............................7

                           HOW TO EXCHANGE SHARES .........................8

                           HOW TO SELL SHARES ............................10

                           DISTRIBUTIONS .................................12

                           TAX CONSEQUENCES ..............................12

                           SHARE CLASS ARRANGEMENTS ......................13


 Financial Highlights       ..............................................20


 Morgan Stanley Funds       ...............................INSIDE BACK COVER


                  THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

             The Fund


[GRAPHIC OMITTED]


             INVESTMENT OBJECTIVE
---------------------------------
             Morgan Stanley Capital Opportunities Trust seeks long-term capital appreciation.

(sidebar)
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)


[GRAPHIC OMITTED]


             PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------
             The Fund will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap Growth universe, which as of December 31, 2002 was approximately $49.9 million to $276.6 billion. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests the Fund's assets in companies that it believes exhibit above-average earnings growth prospects and attractive stock market valuations. In buying and selling securities for the Fund's portfolio, the Investment Manager uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects the list of securities to a fundamental analysis using a variety of criteria.

             Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

             In addition, the Fund's investments may include foreign securities and investment grade fixed-income securities.

             In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.


[GRAPHIC OMITTED]


             PRINCIPAL RISKS
----------------------------
             There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

             Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

             Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

             Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in equity securities of small or large companies, foreign securities and its fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.

             Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]


             PAST PERFORMANCE
-----------------------------
             The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 6 calendar years.
(end sidebar)

             ANNUAL TOTAL RETURNS -- CALENDAR YEARS


[GRAPHIC OMITTED]



                    10.57%   62.71%  124.60%   -35.73%   -39.37%   -46.54%

                     1997     '98      '99      2000       '01       '02


             The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

             During the periods shown in the bar chart, the highest return for a calendar quarter was 62.22% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -40.43% (quarter ended September 30, 2001).

             Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

                        AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

                                                           PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
                                                          ------------- -------------- -------------
 Class A(1): Return Before Taxes                             -49.01%       -5.73%         -4.16%
   S&P MidCap 400 Index(2)                                   -14.50%        6.42%          7.62%
   Lipper Multi-Cap Growth Index(3)                          -29.82%       -3.34%         -2.67%
----------------------------------------------------------------------------------------------------
 Class B(1): Returns Before Taxes                            -49.21%       -5.68%         -1.89%
   Returns After Taxes on Distributions(4)                   -49.21%       -5.77%         -1.96%
   Returns After Taxes on Distributions And Sale of Fund
     Shares                                                  -30.22%       -4.21%         -1.32%
   S&P MidCap 400 Index(2)                                   -14.50%        6.42%         10.98%
   Lipper Multi-Cap Growth Index(3)                          -29.82%       -3.34%          2.20%
----------------------------------------------------------------------------------------------------
 Class C(1): Return Before Taxes                             -46.99%       -5.40%         -3.91%
   S&P MidCap 400 Index(2)                                   -14.50%        6.42%          7.62%
   Lipper Multi-Cap Growth Index(3)                          -29.82%       -3.34%         -2.67%
----------------------------------------------------------------------------------------------------
 Class D(1): Return Before Taxes                             -46.00%       -4.51%         -3.01%
   S&P MidCap 400 Index(2)                                   -14.50%        6.42%          7.62%
   Lipper Multi-Cap Growth Index(3)                          -29.82%       -3.34%         -2.67%
----------------------------------------------------------------------------------------------------

             (1) Class A, C and D commenced operations on July 28, 1997, Class B commenced operations on February 27, 1996.

             (2) The Standard and Poor's MidCap 400 Index (S&P MidCap 400) is a
                 market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges.

                 The Index is unmanaged and should not be considered an investment.

             (3) The Lipper Multi-Cap Growth Index tracks the performance of the
                 30 largest multi-cap growth mutual funds, as categorized by Lipper, Inc. Funds in this category, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

             (4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

             The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]


             FEES AND EXPENSES
------------------------------
             The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES

These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended November 30, 2002.
(end sidebar)


                                                        CLASS A         CLASS B        CLASS C       CLASS D
             -----------------------------------------------------------------------------------------------
             SHAREHOLDER FEES
             -----------------------------------------------------------------------------------------------

             Maximum sales charge (load) imposed
             on purchases (as a percentage of           5.25%(1)         None           None          None
             offering price)
             -----------------------------------------------------------------------------------------------
             Maximum deferred sales charge (load)
             (as a percentage based on the lesser
             of the offering price or net asset value    None(2)        5.00%(3)       1.00%(4)       None
             at redemption)
             -----------------------------------------------------------------------------------------------
             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------------------------------------------------
             Management fee                             0.74%           0.74%          0.74%         0.74%
             -----------------------------------------------------------------------------------------------
             Distribution and service (12b-1) fees      0.23%           1.00%          0.78%          None
             -----------------------------------------------------------------------------------------------
             Other expenses                             0.46%           0.46%          0.46%         0.46%
             -----------------------------------------------------------------------------------------------
             Total annual Fund operating expenses       1.43%           2.20%          1.98%         1.20%
             -----------------------------------------------------------------------------------------------

             (1) Reduced for purchases of $25,000 and over.

             (2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

             (3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

             (4) Only applicable if you sell your shares within one year after purchase.


             Example
             This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

             The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                              IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
             ----------------------------------------------------------   --------------------------------------------
                          1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                          --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
              Class A       $663        $954      $1,266       $2,148       $663        $954      $1,266      $2,148
             ----------     ----        ----      ------       ------       ----        ----      ------      ------
              Class B       $723        $988      $1,380       $2,534       $223        $688      $1,180      $2,534
             ----------     ----        ----      ------       ------       ----        ----      ------      ------
              Class C       $301        $621      $1,068       $2,306       $201        $621      $1,068      $2,306
             ----------     ----        ----      ------       ------       ----        ----      ------      ------
              Class D       $122        $381      $  660       $1,455       $122        $381      $  660      $1,455
             ----------     ----        ----      ------       ------       ----        ----      ------      ------

             While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

[GRAPHIC OMITTED]


             ADDITIONAL INVESTMENT STRATEGY INFORMATION
-------------------------------------------------------
             This section provides additional information relating to the Fund's principal investment strategies.

             Other Investments. The Fund also may invest up to 35% of its net assets in investment grade fixed-income securities. It also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts).

             Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

             Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

             The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]


             ADDITIONAL RISK INFORMATION
----------------------------------------
             This section provides additional information relating to the principal risks of investing in the Fund.

             Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

             Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

             Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

             Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

             Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


 [GRAPHIC OMITTED]


             FUND MANAGEMENT
----------------------------


(sidebar)
MORGAN STANLEY
INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of December 31, 2002.
(end sidebar)

             The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

             The Fund's portfolio is managed within the Investment Manager's Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, an Executive Director of the Investment Manager and David Cohen, an Executive Director of the Investment Manager and John Roscoe, a Vice President of the Investment Manager.

             The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended November 30, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.74% of the Fund's average daily net assets. The Investment Manager paid the former Sub-Advisor, TCW Investment Management Company, monthly compensation equal to 40% of this fee until October 1, 2002.

             Shareholder Information


[GRAPHIC OMITTED]


             PRICING FUND SHARES
--------------------------------
             The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

             The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

             The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

             An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]


             HOW TO BUY SHARES
------------------------------

(sidebar)
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)

             You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

             Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

             When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

             MINIMUM INVESTMENT AMOUNTS
             -----------------------------------------------------------------------------------------------------------

                                                                                                 MINIMUM INVESTMENT
                                                                                             ---------------------------
             INVESTMENT OPTIONS                                                                 INITIAL       ADDITIONAL
             -----------------------------------------------------------------------------------------------------------
             Regular Account                                                                   $1,000          $100
             -----------------------------------------------------------------------------------------------------------
             Individual Retirement Account                                                     $1,000          $100
             -----------------------------------------------------------------------------------------------------------
             Coverdell Education Savings Account                                               $  500          $100
             -----------------------------------------------------------------------------------------------------------
             EasyInvest(SM)
             (Automatically from your checking or savings account or Money Market Fund)        $  100*         $100*
             -----------------------------------------------------------------------------------------------------------

             * Provided your schedule of investments totals $1,000 in twelve months.


             There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

             Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

             Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

             o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

             o Make out a check for the total amount payable to: Morgan Stanley Capital Opportunities Trust.

             o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


[GRAPHIC OMITTED]


             HOW TO EXCHANGE SHARES
-----------------------------------
             Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that Fund's current prospectus for its designation.

             Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

             Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call
             (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

             An exchange to any Morgan Stanley Fund (except a Money Market
             Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

             The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

             Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

             Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

             Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

             Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

             You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

             Limitations on Exchanges. Certain patterns of exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

             CDSC Calculations on Exchanges. See the "Share Class
             Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

             For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]


             HOW TO SELL SHARES
-------------------------------
             You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.




              OPTIONS             PROCEDURES
             -------------------- ---------------------------------------------------------------------------------------------
              Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
              Financial Advisor   financial representative.
                                  ---------------------------------------------------------------------------------------------
              [GRAPHIC OMITTED]
                                  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
             -------------------- ---------------------------------------------------------------------------------------------
              By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                                  o  your account number;
              [GRAPHIC OMITTED]   o  the name of the Fund;
                                  o  the dollar amount or the number of shares you wish to sell;
                                  o  the Class of shares you wish to sell; and
                                  o  the signature of each owner as it appears on the account.
                                  ---------------------------------------------------------------------------------------------
                                  If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                                  ---------------------------------------------------------------------------------------------
                                  Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you
                                  hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                                  ---------------------------------------------------------------------------------------------
                                  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                                  ---------------------------------------------------------------------------------------------



             OPTIONS            PROCEDURES
             ------------------ ------------------------------------------------------------------------------------------
             Systematic         If your investment in all of the Morgan Stanley Family of Funds has a total market value
             Withdrawal Plan    of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole
             [GRAPHIC OMITTED]  percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000.
                                Each time you add a fund to the plan, you must meet the plan requirements.
                                -----------------------------------------------------------------------------------------
                                Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                                Arrangements" section of this Prospectus.
                                -----------------------------------------------------------------------------------------
                                To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial
                                Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time.
                                Please remember that withdrawals from the plan are sales of shares, not Fund
                                "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
             ------------------ -----------------------------------------------------------------------------------------

             Payment for Sold Shares. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

             Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

             Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

             Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

             Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

             However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

             Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]


             DISTRIBUTIONS
--------------------------
             The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

(sidebar)
TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

             The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

             Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]


             TAX CONSEQUENCES
-----------------------------
             As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

             Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

             o   The Fund makes distributions; and

             o You sell Fund shares, including an exchange to another Morgan Stanley Fund.

             Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

             Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

             Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


             When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[GRAPHIC OMITTED]


             SHARE CLASS ARRANGEMENTS
-------------------------------------
             The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

             The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

             Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

             The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                                         MAXIMUM
             CLASS     SALES CHARGE                                                                  ANNUAL 12b-1 FEE
             --------------------------------------------------------------------------------------------------------
             A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold without an initial sales charge are generally subject to
                     a 1.0% CDSC during the first year                                                     0.25%
             --------------------------------------------------------------------------------------------------------
             B       Maximum 5.0% CDSC during the first year decreasing to 0% after six
                     years                                                                                 1.00%
             --------------------------------------------------------------------------------------------------------
             C       1.0% CDSC during the first year                                                       1.00%
             --------------------------------------------------------------------------------------------------------
             D       None                                                                                  None
             --------------------------------------------------------------------------------------------------------


             CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

             The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D Shares.

             The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)



                                                                     FRONT-END SALES CHARGE
                                                        -----------------------------------------------
                                                        PERCENTAGE OF PUBLIC     APPROXIMATE PERCENTAGE
             AMOUNT OF SINGLE TRANSACTION                  OFFERING PRICE        OF NET AMOUNT INVESTED
             ------------------------------------------------------------------------------------------
             Less than $25,000                                  5.25%                    5.54%
             ------------------------------------------------------------------------------------------
             $25,000 but less than $50,000                      4.75%                    4.99%
             ------------------------------------------------------------------------------------------
             $50,000 but less than $100,000                     4.00%                    4.17%
             ------------------------------------------------------------------------------------------
             $100,000 but less than $250,000                    3.00%                    3.09%
             ------------------------------------------------------------------------------------------
             $250,000 but less than $500,000                    2.50%                    2.56%
             ------------------------------------------------------------------------------------------
             $500,000 but less than $1 million                  2.00%                    2.04%
             ------------------------------------------------------------------------------------------
             $1 million and over                                0.00%                    0.00%
             ------------------------------------------------------------------------------------------

             The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

             o A single account (including an individual, trust or fiduciary account).

             o Family member accounts (limited to husband, wife and children under the age of 21).

             o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

             o   Tax-exempt organizations.

             o Groups organized for a purpose other than to buy mutual fund shares.

             Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

             Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

             You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

             Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

             Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

             o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

             o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

             o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

             o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

             o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

             o Insurance company separate accounts that have been approved by the Fund's distributor.

             o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

             o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

             o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.

             CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT
DEFERRED SALES
CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)


             YEAR SINCE PURCHASE PAYMENT MADE      CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
             -------------------------------------------------------------------------------
             First                                              5.0%
             -------------------------------------------------------------------------------
             Second                                             4.0%
             -------------------------------------------------------------------------------
             Third                                              3.0%
             -------------------------------------------------------------------------------
             Fourth                                             2.0%
             -------------------------------------------------------------------------------
             Fifth                                              2.0%
             -------------------------------------------------------------------------------
             Sixth                                              1.0%
             -------------------------------------------------------------------------------
             Seventh and thereafter                             None
             -------------------------------------------------------------------------------

             Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

             The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

             CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

             o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

             o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial

             Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

             o Sales of shares held for you as a participant in a Morgan Stanley Eligible Plan.

             o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

             o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

             All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

             Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or
             (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

             Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

             In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

             Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

             If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

             Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

             For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

             In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

             CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

             Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

             CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

             o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

             o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

             o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

             o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

             o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

             o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

             o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

             A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

             Class D shares are not offered for investments made through
             Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

             Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

             NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

             PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

             Financial Highlights

             The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


             This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Class A Shares
-----------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEAR ENDED NOVEMBER 30,
                                                  ---------------------------------------------------------------------
                                                       2002          2001          2000           1999          1998
                                                  ---------------------------------------------------------------------
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period               $  15.97      $  26.86      $  33.83       $  15.60       $ 10.88
-----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.16)        (0.20)        (0.33)         (0.34)        (0.18)
   Net realized and unrealized gain (loss)             (6.28)       (10.69)        (5.76)         18.57          4.90
                                                    --------      --------      --------       --------       -------
 Total income (loss) from investment operations        (6.44)       (10.89)        (6.09)         18.23          4.72
-----------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                      --            --         (0.77)            --            --
   Paid-in-capital                                        --            --         (0.11)            --            --
                                                    --------      --------      --------       --------       -------
 Total distributions                                      --            --         (0.88)            --            --
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $   9.53      $  15.97      $  26.86       $  33.83(2)    $ 15.60
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (40.33)%      (40.54)%      (18.72)%       116.89%        43.38%
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-----------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.43%         1.13%         1.11%          1.23%         1.55%
-----------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (1.26)%       (1.02)%       (0.82)%        (0.93)%       (1.40)%
-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $  9,339      $ 21,509      $ 48,068       $  19,934      $ 1,107
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  94%           25%           17%            51%           52%
-----------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)   Includes the effect of a capital gain distribution of $0.004.

Class B Shares
-------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED NOVEMBER 30,
                                                  -----------------------------------------------------------------------
                                                       2002          2001           2000            1999           1998
-------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $  15.53      $  26.35       $    33.36     $    15.46        $  10.85
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.25)        (0.37)           (0.51)         (0.42)          (0.26)
   Net realized and unrealized gain (loss)             (6.09)       (10.45)           (5.62)         18.32            4.87
                                                    --------      --------       ----------      ---------        --------
 Total income (loss) from investment operations        (6.34)       (10.82)           (6.13)         17.90            4.61
-------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                      --            --            (0.77)            --              --
   Paid-in-capital                                        --            --            (0.11)            --              --
                                                    --------      --------       ----------      ---------        --------
 Total distributions                                      --            --            (0.88)            --              --
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $   9.19      $  15.53       $    26.35     $    33.36(2)     $  15.46
-------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (40.82)%      (41.06)%         (19.12)%       115.82%          42.49%
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-------------------------------------------------------------------------------------------------------------------------
 Expenses                                               2.20%         2.02%            1.58%          1.74%           2.20%
-------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (2.03)%       (1.91)%          (1.29)%        (1.44)%         (2.05)%
-------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $292,533      $705,388       $1,413,820     $1,315,930       $212,043
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  94%           25%              17%            51%             52%
-------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)   Includes the effect of a capital gain distribution of $0.004.

Class C Shares
------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEAR ENDED NOVEMBER 30,
                                                  ----------------------------------------------------------------------
                                                       2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $  15.43      $  26.19      $  33.24       $   15.45       $ 10.85
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.22)        (0.37)        (0.62)          (0.52)        (0.28)
   Net realized and unrealized gain (loss)             (6.06)       (10.39)        (5.55)          18.31          4.88
                                                    --------      --------      --------       ---------       -------
 Total income (loss) from investment operations        (6.28)       (10.76)        (6.17)          17.79          4.60
------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                      --            --         (0.77)             --            --
   Paid-in-capital                                        --            --         (0.11)             --            --
                                                    --------      --------      --------       ---------       -------
 Total distributions                                      --            --         (0.88)             --            --
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $   9.15      $  15.43      $  26.19       $   33.24(2)    $ 15.45
------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (40.70)%      (41.08)%      (19.31)%        115.18%        42.27%
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.98%         2.02%         1.86%           1.99%         2.30%
------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (1.81)%       (1.91)%       (1.56)%         (1.69)%       (2.15)%
------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $ 14,701      $ 32,016      $ 61,822       $  34,898       $   712
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  94%           25%           17%             51%           52%
------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)   Includes the effect of a capital gain distribution of $0.004.

Class D Shares
------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEAR ENDED NOVEMBER 30,
                                                  ----------------------------------------------------------------------
                                                       2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $ 16.10       $  27.04      $  33.97      $ 15.66        $ 10.89
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                           (0.12)         (0.18)        (0.24)       (0.21)         (0.15)
   Net realized and unrealized gain (loss)            (6.36)        (10.76)        (5.81)       18.52           4.92
                                                    -------       --------      --------      -------        -------
 Total income (loss) from investment operations       (6.48)        (10.94)        (6.05)       18.31           4.77
------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                     --             --         (0.77)          --             --
   Paid-in-capital                                       --             --         (0.11)          --             --
                                                    -------       --------      --------      -------        -------
 Total distributions                                     --             --         (0.88)          --             --
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  9.62       $  16.10      $  27.04      $ 33.97(2)     $ 15.66
------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       (40.25)%       (40.46)%      (18.52)%     116.96%         43.80%
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
------------------------------------------------------------------------------------------------------------------------
 Expenses                                              1.20%          1.02%         0.86%        0.99%          1.30%
------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                  (1.03)%        (0.91)%       (0.57)%      (0.69)%        (1.15)%
------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $85,534       $ 94,203      $ 23,815      $ 4,384        $    15
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 94%            25%           17%          51%            52%
------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)   Includes the effect of a capital gain distribution of $0.004.

Notes



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24

     MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------

O    GLOBAL/INTERNATIONAL FUNDS

     European Growth Fund

     Fund of Funds - International Portfolio

     Global Advantage Fund

     Global Dividend Growth Securities

     International Fund

     International SmallCap Fund

     International Value Equity Fund

     Japan Fund

     Latin American Growth Fund

     Pacific Growth Fund


O    GROWTH FUNDS

     21st Century Trend Fund

     Aggressive Equity Fund

     All Star Growth Fund

     American Opportunities Fund

     Capital Opportunities Trust

     Developing Growth Securities Trust

     Growth Fund

     KLD Social Index Fund

     Market Leader Trust

     Nasdaq-100 Index Fund

     New Discoveries Fund

     Next Generation Trust

     Small-Mid Special Value Fund

     Special Growth Fund

     Special Value Fund

     Tax-Managed Growth Fund


O    GROWTH + INCOME FUNDS

     Allocator Fund

     Balanced Growth Fund

     Balanced Income Fund

     Convertible Securities Trust

     Dividend Growth Securities

     Equity Fund

     Fund of Funds - Domestic Portfolio

     Fundamental Value Fund

     Income Builder Fund

     Mid-Cap Value Fund

     S&P 500 Index Fund

     Strategist Fund

     Total Market Index Fund

     Total Return Trust

     Value Fund

     Value-Added Market Series --
      Equity Portfolio


O    INCOME FUNDS

     Diversified Income Trust

     Federal Securities Trust

     High Yield Securities

     Intermediate Income Securities

     Limited Duration Fund (NL)

     Limited Duration U.S. Treasury Trust

     Liquid Asset Fund (MM)

     U.S. Government Money Market Trust (MM)

     U.S. Government Securities Trust


O    SPECIALTY FUNDS

     Biotechnology Fund

     Financial Services Trust

     Global Utilities Fund

     Health Sciences Trust

     Information Fund

     Technology Fund

     Natural Resource Development
      Securities

     Real Estate Fund

     Utilities Fund


O    TAX-FREE INCOME FUNDS

     California Tax-Free Daily Income Trust (MM)

     California Tax-Free Income Fund

     Hawaii Municipal Trust (FSC)

     Limited Term Municipal Trust (NL)

     Multi-State Municipal Series Trust (FSC)

     New York Municipal Money Market Trust (MM)

     New York Tax-Free Income Fund

     Tax-Exempt Securities Trust

     Tax-Free Daily Income Trust (MM)
--------------------------------------------------------------------------------

     There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

     Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
--------------------------------------------------------------------------------

--  TICKER SYMBOLS: Class A: CPOAX Class B: CPOBX Class C: CPOCX Class D: CPODX


-- ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:
    (800) 869-NEWS


-- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site at: www.morganstanley.com/funds


-- INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

















    (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7377)